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EXHIBIT 10b


                          CONSENT OF BATTLE FOWLER LLP


     We consent to the reference to our firm under the heading "Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent Accountants" in Amendment No. 20 to the Registration Statement on Form N-1A of The Gabelli Westwood Funds as filed with the Securities and Exchange Commission on November 30, 1998.



                                             /s/ Battle Fowler LLP
                                             BATTLE FOWLER LLP



New York, New York
November 30, 1998